UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2013

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

    On May 7, 2013, ChromaDex, Inc., a California corporation and wholly owned subsidiary of ChromaDex Corporation, a Delaware corporation, or ChromaDex, entered into a Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease - Net, or the “Lease Amendment”, effective as of April 29, 2013, with SCIF Portfolio II, LLC, a California limited liability company, or Lessor. The Lease Amendment amends the Standard Industrial/Commercial Multi-Tenant Lease – Net dated December 19, 2006, by and between ChromaDex and Lessor which was filed as an Exhibit to ChromaDex Corporation’s Form 8-K filed with the Commission on June 24, 2008, as amended by the First Amendment to Standard Industrial/Commercial Multi-Tenant Lease – Net, dated June 26, 2008, which was filed as an Exhibit to ChromaDex Corporation’s Form 8-K filed with the Commision on July 23, 2008 (as amended, the “Lease”).  Pursuant to the Lease, ChromaDex rents approximately 12,686 square feet of office space at 10005 Muirlands Blvd., Suite G, 1st Floor and 2nd Floor, and Suite K, Irvine CA 92618, which serves as ChromaDex’s corporate headquarters (the “Existing Premises”).

    Pursuant to the Lease Amendment, ChromaDex and Lessor have agreed to add 2,126 square feet of office space at 10005 Muirlands Blvd., Suite L, Irvine, CA 92618 to the Lease (the “New Premises”), and to extend the Term of the Lease through September 30, 2019. The Lease Amendment provides for an annualized base rent ranging from $7,850.36 to $15,996.96 for the Existing and New Premises during July 1, 2013 through April 30, 2014. The Lease Amendment provides for increased annualized base rent ranging from $16,737.56 to $20,440.56 for the Existing and New Premises during May 1, 2014 through September, 30, 2019.

    The Lease Amendment provides for one option to expand whereby the Company has a right of first refusal for certain office space within the property located at 10005 Muirlands Blvd., Suite M, N, and O, Irvine, CA 92618.

    The Lease Amendment provides for construction of Lessee’s Tenant Improvements, at ChromaDex’s cost and expense, in accordance with the Lease and with an Expansion Space Plan to be prepared by ChromaDex, subject to Lessor’s reasonable approval.

    The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Lease Amendment, a copy of which is filed herewith as an Exhibit and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following Exhibit is filed herewith:

Exhibit Number	Exhibit Title

10.1	Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease, made as of May 7, 2013, between SCIF Portfolio II, LLC (“Lessor”) and ChromaDex, Inc. (“Lessee”).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2013
CHROMADEX CORP.
By: /s/ Frank L. Jaksch Jr. Name: Frank L. Jaksch Jr. Title: Chief Executive Officer